SECURITIES AND EXCHANGE COMMISSION
		     ----------------------------------
			   WASHINGTON, D.C. 20549
			   ----------------------


				SCHEDULE 14A
			       (RULE 14A-101)
			    ------------------------

			   SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

				FILED BY REGISTRANT /X/
			 FILED BY PARTY OTHER THAN REGISTRANT / /

				CHECK THE APPROPRIATE BOX:
			    / / PRELIMINARY PROXY STATEMENT
			    /X/ DEFINITIVE PROXY STATEMENT
			    / / DEFINITIVE ADDITIONAL MATERIALS

	    / / SOLICITING MATERIAL PURSUANT TO RULE 14-11 (C) OR RULE 14A-12

				CACHE INC.
		 -----------------------------------------------
		 (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

				CACHE INC.
		-------------------------------------------------
		 (NAME OF PERSON(S) FILING PROXY STATEMENT
			  -----------------------

Payment of filing fee (Check appropriate box):
  / / $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6(i) (1) or 14a-6(j) (2)

 / / $500 per each party to the controversy pursuant of Exchange Act Rule
     14a-6(i) (3)

 / / Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction apllies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)

      4. Proposed maximum aggregate value of transaction:
	  (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

 / / Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the form or schedule and the date of filing.

			      CACHE, INC.
			     1460 Broadway
			New York, New York  10036
			     (212)575-3200

							June 6, 1997


Dear Shareholder:

	On behalf of the officers and directors of the Company, you are cordially invited to attend the Cache, Inc. Annual Meeting of Shareholders to be held at 10:00 a.m. on Wednesday, July 16, 1997, at our headquarters, 1460 Broadway, New York, New York, 15th Floor.

	The Notice of Meeting and Proxy Statement on the following pages cover the formal business of the meeting, which includes proposals (i) to elect seven named nominees as directors and
(ii) to ratify the appointment of Arthur Andersen LLP, certified public accountants, as Cache's auditors for the fiscal year ending December 27, 1997.

	The Board of Directors unanimously recommends that shareholders vote in favor of each proposal. We strongly encourage all shareholders to participate by voting their shares by Proxy whether or not they plan to attend the meeting. Please sign, date and mail the enclosed Proxy as soon as possible. If you do attend the Annual Meeting, you may still vote in person.


					Sincerely,

				    /s/ Andrew M. Saul
					----------------------
					Andrew M. Saul
					Chairman of the Board

				   CACHE, INC.
				  1460 Broadway
			     New York, New York  10036
				  _______________

		       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
			      TO BE HELD JULY 16, 1997
				  _______________


TO THE SHAREHOLDERS:

	The Annual Meeting of the Shareholders of Cache, Inc. will be held on Wednesday, July 16, 1997 at 10:00 a.m. local time, at our headquarters, 1460 Broadway, 15th Floor, New York, New York 10036, for the purpose of considering and acting upon the following proposals as set forth in the accompanying Proxy
Statement:

	     1. To elect seven named nominees as Directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

	     2.  To ratify the appointment of Arthur Andersen
      LLP, certified public accountants, as auditors of the Company for the fiscal year ending December 27, 1997.

	     3.  To transact such other business as may
      properly come before the Annual Meeting or any adjournment thereof.

	Only shareholders of record at the close of business on May 30, 1997 are entitled to notice of and to vote at the meeting or any adjournment thereof.

	Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed Proxy and return it promptly to the Company in the return envelope enclosed for your use, which requires no postage if mailed in the United States. You may revoke your Proxy at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation bearing a later date than the Proxy, by duly executing a subsequent Proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company, or by attending and voting at the Annual Meeting.

		You are cordially invited to attend.

				       By Order of the Board of Directors,



					 /s/ Victor J. Coster
					     ------------------
					     VICTOR J. COSTER
					     Secretary
June 6, 1997

				     CACHE, INC.
				    1460 Broadway
			      New York, New York  10036
				   _______________

				   PROXY STATEMENT
				   _______________

	Accompanying this Proxy Statement is a Notice of Annual Meeting of Shareholders and a form of Proxy for such meeting solicited by the Board of Directors. The Board of Directors has fixed the close of business on May 30, 1997 as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting or any adjournment thereof. The holders of a majority of the outstanding shares of Common Stock present in person, or represented by proxy, will constitute a quorum at the meeting. This Proxy Statement and the enclosed Proxy are being sent to the shareholders of the Company on or about June 6, 1997.

	Only shareholders of record at the close of business on May 30, 1997 will be entitled to vote at the Annual Meeting. At the close of business on such record date the Company had out-standing 9,091,338 shares of Common Stock, par value $.01 per share ("Common Stock"). No other class of voting security of the Company is issued and outstanding. Each share of Common Stock entitles the holder to one vote. Shareholders do not have cumulative voting rights.

	As of April 30, 1997, Messrs. Andrew and Joseph Saul and certain Saul family trusts (sometimes collectively referred to herein as the "Sauls") owned of record an aggregate of 5,862,629 shares of Common Stock, representing approximately 64.49% of the outstanding shares of Common Stock. See "Principal Shareholders and Share Ownership by Management." The Sauls intend to vote their Common Stock in favor of Proposals 1 and 2 which assures the approval of such proposals.

	A Proxy that is properly submitted to the Company may be properly revoked at any time before it is voted. Proxies may be revoked by (i) delivering to the Secretary of the Company at or before the Annual Meeting a written notice of revocation bearing a later date than the Proxy, (ii) duly executing a subsequent Proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a Proxy). With respect to Proposal 1, unless authority to vote for all Directors or any individual Director is withheld, all the shares represented by the Proxy will be voted for the election of Directors as set forth in the Proxy Statement. Where a shareholder has specified a vote for or against Proposal 2, such Proxy will be voted as specified; if no direction is given, all the shares represented by the Proxy will be voted in favor of the Proposal.

	Under SEC rules, boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish either to vote "for," "against" or "abstain" on one or more of the proposals, or to withhold authority to vote for one or more of the Company's nominees for director. Florida law requires the presence of a quorum for the annual meeting, defined as a majority of the votes entitled to be cast at the meeting. Votes withheld from director nominees and abstentions will be counted in determining whether a quorum has been reached. Broker-dealer non-votes, which are defined in the third paragraph below, are not counted for quorum purposes.

	Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for shareholder approval: (1) the election of directors; and (2) the ratification of auditors. Director nominees must receive a plurality of the votes cast at the meeting, which means that a vote withheld from a particular nominee or nominees will not affect the outcome of the meeting. In order to pass, the proposal to approve the ratification of the Company's auditors must be approved by a majority of the votes cast on such matter. Abstentions are not counted in determining the number of votes cast in connection with the selection of auditors.

	Brokers who hold shares in street name have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the election of directors and ratification of auditors. Under applicable law, a broker non-vote will have no effect on the outcome of the election of directors, or ratification of auditors.

	The cost of soliciting Proxies will be paid by the Company, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Company's stock.

	THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON WRITTEN REQUEST A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (EXCLUDING EXHIBITS BUT INCLUDING THE FINAN-CIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES) FOR THE FISCAL YEAR ENDED DECEMBER 28, 1996 AND/OR A COPY OF ANY OF THE COMPANY'S QUARTERLY REPORTS ON FORM 10-Q OR CURRENT REPORTS ON FORM 8-K. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO: VICTOR COSTER, SECRETARY, CACHE, INC., 1460 BROADWAY, NEW YORK, NEW YORK 10036.

IN ORDER THAT YOUR SHARES MAY BE REPRESENTED AT THIS MEETING,


	PLEASE SIGN, DATE AND MAIL THE PROXY PROMPTLY.

		      ELECTION OF DIRECTORS

			   (Proposal 1)

	The Board of Directors of the Company presently consists of the following seven members: Messrs. Andrew M. Saul, Joseph E. Saul, Roy C. Smith, Thomas E. Reinckens, Morton J. Schrader and Mark
E. Goldberg and Ms. Mae Soo Hoo, each of whom is a nominee for re-election.

	Unless authority to vote on the election of all Directors or any individual Director is specifically withheld by ap-propriate designation on the face of the Proxy, the persons named in the accompanying Proxy will nominate as Directors, and vote such Proxy for the election as Directors of, the persons named below. If elected, such persons will serve as Directors until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

	Management does not contemplate that any of the nominees for Director will be unable to serve, but if such a situation should arise, the persons named in the accompanying Proxy will nominate and vote for the election of such other person or persons as the Board of Directors may recommend.


		     NOMINEES FOR DIRECTORS

Name                     Age     Principal Occupation                    Since
---------------------    ----    --------------------------------------  -----

Andrew M. Saul .........  50      Chairman of the Board and               1986
				    Partner, Saul Partners (1)
Roy C. Smith ...........  58      Executive Vice-President of             1993
				    the Company (2)
Thomas E. Reinckens ....  43      Executive Vice-President, Chief         1993
				    Financial Officer of the Company (3)
Mae Soo Hoo ............  42      Executive Vice President of             1995
				    the Company (4)
Joseph E. Saul .........  77      Partner, Saul Partners (5)              1986

Morton J. Schrader .....  65      Real Estate Broker,                     1989
				    Newmark & Company Real Estate, Inc.(6)
Mark E. Goldberg .......  40      Attorney in Private Practice (7)        1989
_________________________

(1) Mr. Saul, who became Chairman of the Board of Directors on February 27, 1993, has been a partner of Saul Partners, an investment partnership, since 1986. He is the son of Mr.
	Joseph E. Saul.

(2) Mr. Smith has served as an Executive Vice President of the Company since October 1990; from December 30, 1986 to October 1990, Mr. Smith was Vice President/Director of Store
	Operations of the Company.

(3) Mr. Reinckens has served as Vice President and Chief Financial Officer of the Company since November 30, 1989; from 1987 to November 1989, Mr. Reinckens served as the Company's Controller. He was appointed Executive Vice President on September 13, 1995.

(4) Ms. Soo Hoo has served as a Vice President of Merchandising since February 1987. She was appointed to the Board of Directors on September 13, 1995 and was also appointed Executive Vice President/General Merchandise Manager on that date.

(5) Mr. Saul has been a partner of Saul Partners, an investment partnership, since 1986. He is the father of Mr. Andrew M. Saul.

(6) Mr. Schrader was the President of Abe Schrader Corp., a manufacturer of women's apparel, from 1968 through March
	1989. Since 1989, he has been active as a real estate broker for Newmark & Company Real Estate, Inc..

(7) Mr. Goldberg has been an attorney in private practice since 1985. Mr. Goldberg has provided legal assistance to the Company since 1988 and is expected to continue to do so in 1997.


	COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

	During the year ended December 28, 1996 ("Fiscal 1996"), the Board of Directors held four meetings. Each Director attended all of such Board meetings. All non-employee Directors are compensated for their services to the Company by participation in the Company's group medical insurance program at an approximate cost to the Company of $11,500 per individual per year.

	The Board of Directors has an Audit Committee and a Compensation and Plan Administration Committee, but has no standing nominating committee. The Audit Committee of the Board of Directors, established in July 1989, currently consists of Messrs. Andrew Saul, Goldberg and Schrader. The Audit Committee met once in Fiscal 1996. Each member of the Audit Committee attended such committee meeting.

	Duties of the Audit Committee include meeting with the independent accountants and certain personnel of the Company to discuss the planned scope of their examinations, the adequacy of internal controls and financial reporting; reviewing the results of the annual examination of the financial statements and periodic internal audit examinations; reviewing the services and fees of the Company's independent accountants; authorizing special investigations and studies; and performing any other duties or functions deemed appropriate by the Board of Directors.

	The Compensation and Plan Administration Committee was established in July 1991 as the Plan Administration Committee to administer the Company's stock option plans. In May 1993 it was renamed the Compensation and Plan Administration Committee and delegated additional authority to determine the remuneration arrangements for the three most senior executive officers and to review and approve the remuneration arrangements for the Company's other executive officers. It currently consists of Messrs. Andrew
M. Saul, Mark E. Goldberg and Morton J. Schrader. The Compensation and Plan Administration Committee met once in Fiscal 1996 and each member attended such committee meeting.

		       EXECUTIVE COMPENSATION

Summary Compensation Table

	The following table sets forth the compensation for the past three years of the Chief Executive Officer and the Company's other three most highly compensated executive officers (collectively, the "Named Executive Officers").



					 ANNUAL               LONG-TERM
				      COMPENSATION            COMPENSATION
				      ------------            --------------
							       SECURITIES        ALL OTHER
NAME AND                    FISCAL                             UNDERLYING        COMPENSATION
PRINCIPAL POSITION           YEAR       SALARY($)              OPTIONS (#)         ($)(1)
-------------------        --------    -----------             -------------     ------------
ANDREW M. SAUL               1996         -
(CHAIRMAN)                   1995         -
			     1994         -

MAE SOO HOO                  1996        255,852                      -                1,786
(EXECUTIVE VICE              1995        178,077                    50,000               541
PRESIDENT/DIRECTOR)          1994        154,065                   103,750               522

ROY C. SMITH                 1996        250,000                      -                7,983
(EXECUTIVE VICE              1995        229,231                    50,000             2,375
PRESIDENT/DIRECTOR)          1994        207,567                    97,500             6,744

THOMAS E. REINCKENS          1996        210,000                      -                2,260
(EXECUTIVE VICE PRESIDENT,   1995        189,231                    50,000               823
CHIEF FINANCIAL              1994        169,308                    75,000               776
OFFICER/DIRECTOR)





(1) Included in the figures shown under this column for 1996 are the following insurance premiums paid by the Company with respect to term life insurance for the benefit of the executive officer and long-term disability insurance: $2,591 and $5,392, respectively, for Mr. Smith; $879 and $1,381, respectively, for Mr. Reinckens; $565 and $1,221, respectively, for Ms. Soo Hoo.

	Included in the figures shown under this column for 1995 are the following insurance premiums paid by the Company with respect to term life insurance for the benefit of the executive officer and long-term disability insurance: $2,375 and $5,392, respectively, for Mr. Smith; $823 and $1,381, respectively, for Mr. Reinckens and $541 and $1,221, respectively, for Ms. Soo Hoo.

	Included in the figures shown under this column for 1994 are the following insurance premiums paid by the Company with respect to term life insurance for the benefit of the executive officer and long-term disability insurance: $6,744 and $5,028, respectively, for Mr. Smith; $776 and $1,276, respectively, for Mr. Reinckens and $522 and $1,130, respectively, for Ms. Soo Hoo.



	      AGGREGATED FISCAL YEAR-END STOCK OPTION VALUES


		       NUMBER OF SECURITIES        VALUE OF UNEXERCISED
		       UNDERLYING UNEXERCISED      IN-THE-MONEY STOCK OPTIONS
		       STOCK OPTIONS AT FY-END(#)  AT FY-END ($) (1)
		      --------------------------   ---------------------------
NAME                  EXERCISABLE  UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------   -----------  -------------   -----------   -------------
Roy C. Smith                            147,500                       $ 25,000
Thomas E. Reinckens                     125,500                       $ 25,000
Mae Soo Hoo                             153,750                       $ 25,000



_______________________


     (1) In-the money Stock Options are those where the fair market value of the underlying stock exceed the exercise price of the Option. The amounts in this column represent the difference between the exercise price of the Stock Options and the closing price of the Company's Common Stock on December 28, 1996 (the last day of trading for Fiscal 1996) for all options held by each Named Executive Officer, whether vested or unvested. The closing price of the Company's Common Stock as reported on NASDAQ/NMS on December 31, 1996 was $3.75 per share.

Employment Contracts and Change-of-Control Provisions
-----------------------------------------------------

	All of the options granted under the Company's 1994 Stock Option Plan contain a provision under which the option will become immediately exercisable (the "Accelerated Exercise") with respect to all shares subject to it as follows: (i) except as provided in clause (iii) below, immediately after the first date on which less than 25% of the outstanding Common Stock in the aggregate is beneficially owned (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) by Andrew M. Saul and Joseph
E. Saul, members of their immediate families and one or more trusts established for the benefit of such individuals or members, (ii) immediately prior to the sale of the Company substantially as an entirety (whether by sale of stock, sale of assets, merger, consolidation or otherwise), (iii) immediately prior to the expiration of any tender offer or exchange offer for shares of Common Stock of the Company, where: (x) all holders of Common Stock are entitled to participate, and (y) the Sauls have agreed (or have announced their intent) to sell such number of their shares of Common Stock as will result in the Sauls beneficially owning less than 25% of the outstanding shares of Common Stock in the aggregate, and (iv) immediately, if 20% or more of the directors elected by shareholders to the Board of Directors are persons who were not nominated by management in the most recent proxy statement of the Company. The Company is required to give appropriate notice so as to permit an optionee to take advantage of the foregoing provisions.


Compensation of Directors
-------------------------
	All non-employee Directors (Messrs. Andrew Saul, Joseph Saul, Mark Goldberg and Morton Schrader) are compensated for their services to the Company by participation in the Company's group medical insurance program at an approximate cost to the Company of $11,500 per individual per year.


Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------
	The Company's Compensation and Plan Administration Committee consists of Messrs. Andrew M. Saul, Mark E. Goldberg and Morton
J. Schrader. Andrew M. Saul is also the Chairman of the Board of the Company.

	Mr. Goldberg is also an attorney in private practice. He has been retained by the Company to provide legal services since 1988 and is expected to provide further legal services in 1997. During the fiscal year ended December 28, 1996, Mr. Goldberg received $54,830 from the Company for legal services rendered during Fiscal 1996.

	COMPENSATION AND PLAN ADMINISTRATION COMMITTEE
		REPORT ON EXECUTIVE COMPENSATION

General
-------
	Executive compensation consists generally of two components
- base salary and option awards, and sometimes a third component
- a discretionary bonus award. The Compensation and Plan Administration Committee (the "Committee"), currently consisting of Messrs. Andrew M. Saul, Mark E. Goldberg and Morton J.
Schrader, administers the Company's option plans pursuant to which option awards are granted, determines the remuneration arrangements for the three most senior executive officers and reviews and approves the remuneration arrangements for the other executive officers of the Company, which arrangements are determined by the Chairman, in accordance with parameters set by the Committee.

	This report of the Committee of the Board of Directors addresses the Company's compensation policies for Fiscal 1996 applicable to Cache's executives including the Named Executive
Officers.


	The Committee's Report on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this Report on Executive Compensation by reference, and shall not otherwise be deemed filed under such Acts.


Philosophy
----------
	  The Cache executive compensation program is designed to attract and retain key executives. Its objectives are to reward executives who contribute to the success of the Company through individual and company performances. Specifically, compensation includes a competitive base salary program and long-term stock option awards. The Company will sometimes grant discretionary bonuses to certain key executive officers with respect to prior contributions as well as to serve as incentives to attract key executives into the Company's employ.


Base Salary
-----------
	The Company believes a competitive base salary is necessary to retain key management employees. Base salaries are determined based upon a review of an individual's experience and responsibilities, general industry practice and the competitive environment for each position. Annual salary adjustments are determined based upon an individual's performance, the Company's performance, general industry practice and any new duties or responsibilities assumed by the individual during the last year.

Long-Term Incentives
---------------------

	The Company believes that employee equity ownership is highly motivating, provides a major incentive to employees in building stockholder value, and serves to align the interests of employees with stockholders. Options are based upon the relative position and responsibilities of each executive officer, historical and expected contributions of each officer to the Company, and previous option grants to such executive officers. Options are recommended with a goal to provide competitive equity compensation for executive officers compared to executive officers of similar rank in companies of the Company's industry, geographic location and size.

	Cache's stock option programs were designed by the Company as a long-term incentive program for key executives. The stock option programs have created an incentive for executives to maximize shareholder return, by linking long-term compensation with the valuation of the Company's Common Stock. The stock option plans typically have included initial grants which have vested from three to five years. Stock options granted under the 1994 Plan are required to have an exercise price at least equal to the fair market value of the Company's common stock at the date of grant. Among other factors considered by the Committee in determining who qualified for stock option grants under the 1993 Plan and 1994 Plan and the amount of such grants were an executive's business experience and his potential to contribute to the future success of the Company.

	In establishing incentive arrangements for 1996, the Compensation and Plan Administration Committee, which administered the 1993 Plan and administers the 1994 Plan, granted no stock options in Fiscal 1996.


Other Compensation
------------------
	The Company provides certain other benefits, such as health insurance, to the executive officers that are generally available to Company employees. In addition, the Company provides its executives, including the Named Executive Officers, with term life insurance and additional long-term disability insurance, at the Company's cost.

	The foregoing report has been furnished by the Compensation and Plan Administration Committee consisting of Messrs. Andrew M.
Saul, Morton J. Schrader and Mark E. Goldberg.

		    FIVE-YEAR PERFORMANCE COMPARISON

	The following graph compares the yearly percentage change in the Company's cumulative total shareholder return on Common Stock with (i) the cumulative total return of the NASDAQ National
Market Index (which tracks the aggregate performance of equity securities of companies traded on the NASDAQ National Market
System ("NASDAQ/NMS")) and (ii) the cumulative total return of companies with the same four-digit standard industrial code (SIC) as the Company (SIC Code 5621, titled "Women's Clothing Stores"), over the period from December 28, 1991 to December 28, 1996. The graph assumes an initial investment of $100 and reinvestment of dividends. The graph is not necessarily indicative of future price performance.

	The graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.



			       FISCAL YEAR ENDING
		  ----------------------------------------------
COMPANY            1991    1992     1993   1994    1995    1996
----------------  ------  ------  ------  ------  ------  ------
CACHE INC          100     97.14   68.57   60.00   38.57   41.43
INDUSTRY INDEX     100    106.39   77.94   74.98   60.42   71.56
BROAD MARKET       100    100.98  121.13  127.17  164.96  204.98



CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

	During 1990, Joseph Saul loaned the Company an aggregate of $1,750,000. All such loans bore interest at the rate of 8 1/2% per annum and matured on January 1, 1994. On December 14, 1993, Joseph Saul agreed to replace the promissory note with a new promissory note, having an interest rate of 7% per annum and a maturity date of January 31, 1997 (the "First Note"), which note was subordinated to the National Westminster Bank loan dated December 15, 1993.

	In 1991, Joseph Saul made a loan to the Company of an additional $250,000, which loan bore interest at the rate of 7 1/2% per annum and was due on January 1, 1994. On December 14, 1993, Joseph Saul agreed to replace the promissory note with a new promissory note (together with the First Note, the "Notes"), which note was subordinated to the National Westminster Bank loan dated December 15, 1993. This note bore interest at the rate of 7% per annum and had a maturity date of January 31, 1997.

	In August 1996, the Company amended and restated its revolving credit facility with Fleet Bank, N.A. (Successor in interest to National Westminister Bank, New Jersey). In connection therewith, Joseph Saul and the Company agreed that the Company would not repay the Notes until such revolving credit facility was terminated and all senior debt thereunder repaid, except that the Company is permitted to repay an aggregate of $1,000,000 on the Notes if the Company's tangible net worth (as defined in the credit agreement) at December 31, 1997 is greater than or equal to $25 million, and to repay an additional $1,000,000 on the Notes if the Company's tangible net worth at December 31, 1998 is greater than or equal to $29 million.
The interest rate on the Notes remains 7% per annum, payable annually.

	On December 16, 1994, the Company loaned $170,000 to Roy Smith, Executive Vice President and a Director of the Company and $80,000 to Thomas E. Reinckens, Vice President, Chief Financial Officer and a Director of the Company, in each case for personal reasons. All such loans are with full recourse to the executive, payable on demand from the Company, secured by a pledge of shares of the Company's Common Stock owned by such executive and bear interest at a rate of 9% per annum.

	See Also "Executive Compensation--Compensation Committee
Interlocks and Insider Participation."

	As of April 30, 1997, the Sauls beneficially owned in the aggregate 5,862,629 shares of the Company's outstanding Common
Stock, representing approximately 64.49% of the Company's outstanding Common Stock. See "Principal Shareholders and Share
Ownership by Management."

	PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP
		      BY MANAGEMENT

	The following table sets forth certain information as to the beneficial ownership of the Company's equity securities as of April 30, 1997 by (i) each director or nominee of the Company,
(ii) each Named Executive Officer, (iii) each person who is known to the Company to be the beneficial owner of more than 5% of the Common Stock, and (iv) all executive officers and directors as a group. Unless otherwise indicated, the beneficial ownership for each person consists of the sole voting and sole investment power with respect to all shares beneficially owned by him. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstand-ing shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

							     Percentage of
Person and Address                 Number of shares        Outstanding Shares
				    of Common Stock        of Common Stock
------------------                 -----------------       ------------------

Andrew M. Saul
630 Fifth Avenue
New York, NY  10111 (1)                  5,862,629               64.49%

Mark E. Goldberg
225 Broadway
New York, NY 10067                           4,225            Less than 1%

Joseph E. Saul
630 Fifth Avenue
New York, NY  10111 (2)                  5,862,629               64.49%

Morton J. Schrader
733 Park Avenue
New York, NY  10021                          5,000           Less than 1%

Trust f/b/o
Jennifer B. Saul
  pursuant to Trust
  Agreement dated
  March 28, 1995
630 Fifth Avenue
New York, NY  10111 (3)                    756,314                8.32%

Trust f/b/o
Kimberly E. Saul
  pursuant to Trust
  Agreement dated
  March 28, 1995
630 Fifth Avenue
New York, NY  10111 (3)                    756,314                8.32%

							     Percentage of
Person and Address                  Number of shares        Outstanding Shares
				     of Common Stock          of Common Stock
-----------------------             ----------------        -------------------
Jane Saul Berkey
Cache, Inc.
1460 Broadway
New York, NY  10036 (4)                 494,046                      5.43%

Roy C. Smith
Cache, Inc.
1460 Broadway
New York, NY  10036                      85,000                  Less than 1%

Thomas E. Reinckens
Cache, Inc.
1460 Broadway
New York, NY  10036                      41,500                  Less than 1%

Mae Soo Hoo
Cache, Inc.
1460 Broadway
New York, NY  10036                      41,731                  Less than 1%

All Current
  Executive Officers
  and Directors as a
  Group (seven persons)               6,040,085                        66.44%

_______________________
(1) Represents shares beneficially owned by the group consisting of Messrs. Andrew Saul, Joseph Saul and the Trusts (defined below) according to a Schedule 13D, as amended, filed by the group with the Securities and Exchange Commission. Mr. Andrew Saul may be deemed to beneficially own 2,891,218 shares of Common Stock, representing approximately 31.80% of the outstanding shares of Common Stock, consisting of (i) 2,585,158 shares of Common Stock owned by Andrew M. Saul, (ii) 140,530 shares of Common Stock owned by Trust f/b/o Kimberly E. Saul, pursuant to Trust Agreement dated December 18, 1984, of which Andrew Saul is a trustee,
	(iii) 140,530 shares of Common Stock owned by Trust f/b/o Jennifer B. Saul, pursuant to Trust Agreement dated December 18, 1984, of which Andrew Saul is a trustee, and
	(iv) 25,000 shares of Common Stock owned by the Andrew and Denise Saul Foundation, of which Andrew Saul, his wife Denise and Sidney Silberman comprise the Board of Directors and Andrew Saul is its President. The trusts described in clauses (ii) and (iii) of this footnote (1) and in clauses (ii) and (iii) of footnote (2) are collectively referred to herein as the "Trusts." Joseph
	E. Saul and Andrew M. Saul (who are father and son) and the trusts have an informal arrangement under which they have agreed to vote and dispose of their shares together. Andrew Saul disclaims beneficial ownership of the shares not directly owned by him.

(2) Represents shares beneficially owned by the group consisting of Messrs. Andrew Saul, Joseph Saul and the Trusts, according to a Schedule 13D, as amended, filed by the group with the Securities and Exchange Commission. Mr. Joseph Saul may be deemed to beneficially own 2,971,411 shares of Common Stock, representing approximately 32.68% of the outstanding shares of Common Stock, consisting of (i) 1,351,283 shares of Common Stock owned by Joseph E. Saul, (of which 392,000 shares are held directly by his wife, Norma Saul) (ii) 756,314 shares of Common Stock owned by Trust f/b/o Jennifer B. Saul, pursuant to Trust Agreement dated March 28, 1985, of which Joseph Saul is a trustee, (iii) 756,314 shares of Common Stock owned by Trust f/b/o Kimberly E. Saul, pursuant to Trust Agreement dated March 28, 1985, of which Joseph Saul is a trustee, and (iv) 107,500 shares of Common Stock owned by the Joseph E. and Norma G. Saul Foundation, of which Joseph Saul, his wife Norma, and Sidney Silberman comprise the Board of Directors and Joseph Saul is its President. Joseph Saul and Andrew Saul (who are father and son) and the Trusts have an informal arrangement under which they have agreed to vote and dispose of their shares together. Joseph Saul disclaims beneficial ownership of the shares not directly owned by him.

(3) The trust f/b/o Jennifer B. Saul and the Trust f/b/o Kimberly E. Saul each own 756,314 shares of Common Stock, according to a Schedule 13D, as amended, filed with the Securities and Exchange Commission. Joseph E. Saul, his wife Norma Saul and Sidney J. Silberman, Esq., are trustees of such trusts.


(4) Represents shares beneficially owned by Jane Saul Berkey according to a Schedule 13D, as amended, filed by Ms. Berkey with the Securities and Exchange Commission. Jane Saul Berkey is the daughter of Mr. Joseph Saul and the sister of Mr. Andrew Saul.

		     RATIFICATION OF THE APPOINTMENT OF
		     ARTHUR ANDERSEN & CO. AS AUDITORS

				  (Proposal 2)

	Board of Directors has appointed the firm of Arthur Andersen LLP to examine the financial statements of the Company for the year ending December 27, 1997, subject to ratification by shareholders. Arthur Andersen LLP was employed by the Company as its independent auditors for Fiscal 1996. Shareholders are asked to ratify the action of the Board of Directors in making such appointment.

	Representatives of Arthur Andersen LLP will attend the Annual Meeting. They also will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

	The Board of Directors recommends a vote for ratification. The affirmative vote of a majority of the votes cast with respect to this proposal is required for the ratification of the appointment of auditors. The Sauls intend to vote shares of Common Stock they own in favor of Proposal 2 and the vote of such shares will be sufficient to obtain the required shareholder approval.


			   OTHER BUSINESS

	Management knows of no business to be brought before the meeting other than Proposals 1 and 2 in the Notice of Annual Meeting. If any other proposals come before the meeting, it is intended that the shares represented by Proxies shall be voted in accordance with the judgment of the person or persons exercising the authority conferred by the Proxies.

	Financial statements of the Company, the Company's certified public accountants' report thereon and management's discussion and analysis of the Company's financial condition and results of operations are contained in the Company's 1996 Annual Report to Shareholders, a copy of which has been sent to each shareholder of record along with a copy of this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or a communication by means of which any solicitation is to be made.

			  SHAREHOLDER PROPOSALS

	Proposals by shareholders intended to be presented at the next Annual Meeting (to be held in 1998) must be received by the Company on or before February 6, 1998 in order to be included in the Proxy Statement and Proxy for that meeting. The mailing address of the Company for submission of any such proposal is given on the first page of the Proxy Statement.

	IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
THEREFORE, SHAREHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN
THE PROXY CARD AS SOON AS POSSIBLE, WHETHER OR NOT THEY EXPECT TO
ATTEND THE 1997 ANNUAL MEETING IN PERSON.



			    By Order of the Board of Directors,


			/s/ Victor J. Coster
			    -------------------
			    VICTOR J. COSTER
			    Secretary

PROXY                                                                     PROXY

				  CACHE INC.
		ANNUAL MEETING OF SHARE HOLDERS JULY 16, 1997
	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby apppoints Andrew M. Saul and Thomas E. Reinckens, and each of them, with full power of substitution, Proxies of the undersigned to vote all shares of Common Stock of Cache, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on July 16, 1997, and all adjournments thereof, with all the powers the undersigned would possess if personally present, and partically, without limiting the generality of the foregoing, to vote and act as follows:

1. Election of seven directors of the Company.

/ / FOR all nominees listed below       / / WITHHOLD AUTHORITY to
    (except as marked to the                vote for all nominees
    contrary below)                         listed below

    Andrew M. Saul, Joseph E. Saul, Mae Soo Hoo, Roy C. Smith,
    Thomas E. Reinckens, Mark E. Goldberg, Morton J. Schrader.

 (INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space below.)

 ----------------------------------------------------------------------------
2. Ratification of the appointment of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 27, 1997.

/ / FOR                           / / AGAINST                    / / ABSTAIN


		   CONTINUED AND TO BE SIGNED ON REVERSE

3. In their discretion, upon such other matters as may properly come before the meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH DIRECTOR NAMED HEREIN AND "FOR" ITEM 2.

					   DATED______________________, 1997
						 (Please fill in date)


					   NOTE: Please sign as name appears.
						 Joint owners should each sign


					   --------------------------------
					   Signature of Shareholder


					   --------------------------------
					   Signature of Shareholder

					   When signing as Attorney, Executor,
					   Administrator, Trustee or Guardian,
					   please give full title as such.  If
					   signer is a corporation, please
					   sign with the full corporation name
					   by duly authorized officer or
					   officers.